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                                                                   EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING
                    11 1/4% SENIOR NOTES DUE 2007, SERIES A
                                IN EXCHANGE FOR
                    11 1/4% SENIOR NOTES DUE 2007, SERIES B

                                      OF

                            SCOVILL FASTENERS INC.

  As set forth in the Prospectus dated      , 1998 (as the same may be amended
from time to time, the "Prospectus") of Scovill Fasteners Inc., a Delaware corporation (the "Company"), under the caption "The Exchange Offer--Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent, must be used to tender any of the Company's outstanding 11 1/4% Senior Notes due 2007, Series A (the "Initial Notes") pursuant to the Exchange Offer if (i) certificates representing the Initial Notes to be tendered for exchange are not lost but are not immediately available, (ii) time will not permit a Holder's Letter of Transmittal, certificates representing the Initial Notes to be tendered and all other required documents to reach United States Trust Company of New York (the "Exchange Agent") prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via manually signed facsimile, to the Exchange Agent as set forth below.

  Terms not otherwise defined herein shall have their respective meanings as set forth in the Prospectus.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           , 1998, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").


                 The Exchange Agent for the Exchange Offer is:

                    UNITED STATES TRUST COMPANY OF NEW YORK


 By Hand (after 4:30 p.m.) Or                   By Hand (before 4:30 p.m.)
      Overnight Delivery:

 United States Trust Company of New        United States Trust Company of New
                York                                      York
            770 Broadway                              111 Broadway
             13th Floor                         New York, New York 10006
      New York, New York 10003              Attention: Lower Level Corporate
  Attention: Lower Level Corporate                    Trust Window
            Trust Window

      Facsimile Transmissions:              By Registered Or Certified Mail:

           (212) 780-0592

                                           United States Trust Company of New
       To Confirm by Telephone                            York
      or for Information Call:                 P.O. Box 843 Cooper Station

           (800) 548-6565                       New York, New York 10276

                                           Attention: Corporate Trust Services
  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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LADIES AND GENTLEMEN:

  The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Initial Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender the Initial Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable for the perfection of the undersigned's tender.

  Tenders may be withdrawn in accordance with the procedures set forth in the Prospectus. The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and the Trustee as evidence of the undersigned's tender of Initial Notes.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                            PLEASE SIGN AND COMPLETE

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 Signatures of Registered               Date: _______________________________
 Holder(s) or Authorized
 Signatory:

                                        Address: ____________________________


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                                        -------------------------------------
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 Name(s) of Registered Holder(s):       Area Code and Telephone No.:


 -----------------------------------    -------------------------------------


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 Principal Amount of Notes Tendered:    If Notes will be delivered by book-
                                        entry transfer, complete the
                                        following:

 -----------------------------------


 Certificate No.(s) of Notes (if
 available):                            Depository Account No. ______________


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 -----------------------------------

 This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their names appear on certificates for Initial Notes or on a security position listing as the owner of Initial Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act.

                    Please print name(s) and address(es)

 Name(s): ____________________________________________________________________

 -----------------------------------------------------------------------------

 Capacity: ___________________________________________________________________

 Address(es): ________________________________________________________________

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 DO NOT SEND INITIAL NOTES WITH THIS FORM. INITIAL NOTES SHOULD BE SENT
 TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER RELATED DOCUMENTS.


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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

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 The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with certificates representing the Initial Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Initial Notes into the Depositary's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer-- Book-Entry Transfer"), and any other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

 Name of Firm: _____________________    ___________________________________

                                               Authorized Signature
 Address: __________________________


                                        Name: _____________________________
 ___________________________________


                                        Title: ____________________________
 Area Code and Telephone No.: ______

                                        Date: _____________________________

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